Inventory	12 Months Ended
Dec. 31, 2021
Disclosure of inventories [Abstract]
Inventory	Inventory
The components of inventory are as follows:

As at Dec. 31	2021	2020
Parts and materials	82	107
Coal	27	83
Deferred stripping costs	—	8
Natural gas	3	2
Purchased emission credits(1)	55	38
Total	167	238
(1) Purchased emissions credits increased due to trading and compliance credits purchased, including those for Alberta compliance under the Technology Innovation and Emissions Reduction program.

No inventory is pledged as security for liabilities.

Carbon compliance costs are regulated costs that the business incurs as a result of greenhouse gas emissions generated from our operating units. TransAlta’s exposure to carbon compliance costs is mitigated through the use of eligible emission credits generated from the Company’s Wind and Solar and Hydro segments, as well as, purchasing emission credits from the market at prices lower than the regulated compliance price of carbon. Emission credits generated from our Alberta business have no recorded book value but are expected to be used to offset emission obligations from our gas facilities located in Canada in the future when the compliance price of carbon is expected to increase, resulting in a reduced cash cost for carbon compliance. At Dec. 31, 2021, the Company currently holds 2,033,752 purchased emission credits (2020 — 1,434,761) recorded at $55 million (2020 — $38 million) and approximately 1,922,973 (2020 — 1,211,230) emission credits with no recorded book value.

The change in inventory is as follows:

	2021	2020
Balance, Jan. 1	238	251
Net additions (use)	22	26
Write-downs, coal	(65)	(37)
Write-downs, parts and materials	(28)	—
Change in foreign exchange rates	—	(2)
Balance, Dec. 31	167	238

With the decision in 2020 to adjust the useful life of the Highvale mine assets to align with the Company's conversion to gas plans, the standard cost of coal increased during 2021 and 2020 as a result of increased depreciation costs and reduced coal consumption. During the same period, as the cost of the coal was not expected to be recovered based on power pricing, the Company recognized a $65 million (2020 — $37 million) write-down to net realizable value on its internally produced coal inventory for the year ended Dec. 31, 2021, of which $48 million relates to increased depreciation from the accelerated closure of the mine.
In addition, OM&A costs included a write-down of $28 million, for parts and material inventory related to the Highvale mine and coal operations at our natural gas converted facilities. With the accelerated shutdown of the Highvale mine and full conversion to natural gas completed in 2021. It was determined that a portion of the coal-related parts and materials inventory would not be utilized in the operations of our converted natural gas facilities and therefore the value was adjusted down to the expected net realizable amounts for the end of 2021.